SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________

                                    FORM 8-K
                             Current Report Pursuant
                         To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934
                                   __________

       Date of Report (Date of Earliest Event Reported): November 14, 2003


                          Commission File Number 1-5721


                          LEUCADIA NATIONAL CORPORATION
             (Exact name of registrant as specified in its Charter)



       New York                                         13-2615557
(State or other jurisdiction             (I.R.S. Employer Identification Number)
  of incorporation)


        315 Park Avenue South, New York, New York            10010-3607
         (Address of principal executive offices)            (Zip Code)



                                 (212) 460-1900
              (Registrant's telephone number, including area code)



                                       N/A
          (Former name or former address, if changed since last report)

                             ______________________

Item 5.  Other Events.

     The information set forth in the press release issued by Leucadia National Corporation, attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         (c)    Exhibits

                99.1 Press release of Leucadia  National  Corporation  dated
                     November 14, 2003.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                            LEUCADIA NATIONAL CORPORATION




Date:  November 14, 2003                    By: /s/ Joseph A. Orlando
                                                -------------------------
                                                Joseph A. Orlando
                                                Vice President and
                                                Chief Financial Officer